                                                                   Exhibit 10.10

                            PRENTISS PROPERTIES TRUST

                               SHARE PURCHASE PLAN

                  (Amended and Restated Effective July 1, 2000)

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I.    DEFINITIONS......................................................1
     1.01.       Administrator.................................................1
     1.02.       Affiliate.....................................................1
     1.03.       Beneficiary...................................................1
     1.04.       Board.........................................................1
     1.05.       Business Day..................................................1
     1.06.       Code..........................................................1
     1.07.       Committee.....................................................1
     1.08.       Common Shares.................................................2
     1.09.       Company.......................................................2
     1.10.       Compensation..................................................2
     1.11.       Date of Exercise..............................................2
     1.12.       Date of Grant.................................................2
     1.13.       Election Date.................................................2
     1.14.       Election Form.................................................2
     1.15.       Employee......................................................2
     1.16.       Employer......................................................2
     1.17.       Exchange Act..................................................2
     1.18.       Fair Market Value.............................................2
     1.19.       Non-Public Company............................................2
     1.20.       Option........................................................3
     1.21.       Participant...................................................3
     1.22.       Plan..........................................................3
     1.23.       Public Company................................................3
     1.24.       Trustee.......................................................3

ARTICLE II.   PURPOSES.........................................................3

ARTICLE III.  ADMINISTRATION...................................................3

ARTICLE IV.   ELIGIBILITY......................................................4

ARTICLE V.    COMPENSATION DEDUCTIONS..........................................4
     5.01.       Amount of Deduction...........................................4
     5.02.       Participant's Account.........................................4
     5.03.       Changes in Payroll Deductions.................................4

ARTICLE VI.   OPTION GRANTS....................................................4
     6.01.       Number of Shares..............................................4
     6.02.       Option Price..................................................5
     6.03.       Spending Limit................................................5

                                        i

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ARTICLE VII.  EXERCISE OF OPTION...............................................5
     7.01.       Automatic Exercise............................................5
     7.02.       Fractional Shares.............................................5
     7.03.       Nontransferability............................................5
     7.04.       Employee Status...............................................5
     7.05.       Vesting.......................................................5

ARTICLE VIII. WITHDRAWAL AND TERMINATION OF EMPLOYMENT.........................6
     8.01.       Generally.....................................................6
     8.02.       Subsequent Participation......................................6
     8.03.       Termination of Employment.....................................6
     8.04.       Death of Participant..........................................6

ARTICLE IX.   SHARES SUBJECT TO PLAN...........................................6
     9.01.       Shares Issued.................................................6
     9.02.       Aggregate Limit...............................................7
     9.03.       Reallocation of Shares........................................7

ARTICLE X.    ADJUSTMENT UPON CHANGE IN COMMON SHARES..........................7

ARTICLE XI.   COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES............7

ARTICLE XII.  GENERAL PROVISIONS...............................................8
    12.01.       Effect on Employment and Service..............................8
    12.02.       Unfunded Plan.................................................8
    12.03.       Rules of Construction.........................................8
    12.04.       Notice........................................................8

ARTICLE XIII. AMENDMENT........................................................8

ARTICLE XIV.  DURATION OF PLAN.................................................9

ARTICLE XV.   EFFECTIVE DATE OF PLAN...........................................9

                            PRENTISS PROPERTIES TRUST
                               SHARE PURCHASE PLAN

                (As Amended and Restated Effective July 1, 2000)

                                    PREAMBLE

     Prentiss Properties Trust originally established the Prentiss Properties Trust Share Purchase Plan (the "Prior Plan") on or about October 16, 1996. The Prior Plan was subsequently amended in various respects.

     The Company now wishes to amend and restate the Prior Plan, as subsequently amended, effective July 1, 2000.

                                   ARTICLE I.

                                   DEFINITIONS
                                   -----------

     For purposes of this Plan the following definitions shall apply:

1.01. Administrator means, while the Company is a Non-Public Company, the Board.
      -------------
While the Company is a Public Company the term "Administrator" means the Committee and any delegate of the Committee that is appointed in accordance with
Article III.

1.02. Affiliate means any entity under the common control of the Company within
      ---------
the meaning of Section 414(b) or (c) and any "subsidiary" or "parent" corporation (within the meaning of Section 424 of the Code) of the Company, including an entity that becomes an Affiliate after the adoption of this Plan.

1.03. Beneficiary means the person or entity designated by a Participant on a
      -----------
form prescribed by the Administrator, to receive any amount payable under the Plan following a Participant's death. A Participant may change his Beneficiary from time to time by filing a subsequent designation form and the change will be effective when received by the Administrator. If a designated Beneficiary fails to survive the Participant or be in existence on the date of his death or if the Participant fails to designate a Beneficiary, the Participant's Beneficiary shall be determined as follows: the Participant's surviving spouse (i.e., the person to whom the Participant is legally married on the date of his death) or, if none, the Participant's surviving children or, if none, the Participant's estate.

1.04. Board means the Board of Trustees of the Company.
      -----

1.05. Business Day means any day other than Saturday, Sunday and a Company
      ------------
holiday.

1.06. Code means the Internal Revenue Code of 1986, and any amendments thereto.
      ----

1.07. Committee means a committee consisting of two or more Trustees or officers
      ---------
of the Company appointed by the Board. During periods in which no such committee is properly appointed the Board shall be the Committee.

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1.08. Common Shares means the common shares of beneficial interest in the
      -------------
Company, par value $.01 per share.

1.09. Company means Prentiss Properties Trust.
      -------

1.10. Compensation means an Employee's regular straight-time earnings and
      ------------
payments for overtime, shift premium, bonuses and other special payments, commissions and incentive payments.

1.11. Date of Exercise means the last Business Day of June next following the
      ----------------
January Date of Grant and the last Business Day of December next following the July Date of Grant.

1.12. Date of Grant means the first Business Day of January and the first
      -------------
Business Day of July during the term of the Plan.

1.13. Election Date means each December 15 immediately preceding the January
      -------------
Date of Grant and each June 15 immediately preceding the July Date of Grant.

1.14. Election Form means the form, prescribed by the Administrator, that a
      -------------
Participant uses to authorize a reduction in his Compensation in accordance with
Article V.

1.15. Employee means any employee of an Employer who is regularly scheduled to
      --------
work at least twenty hours per week.

1.16. Employer means the Company and any Affiliate.
      --------

1.17. Exchange Act means the Securities Exchange Act of 1934, as amended and as
      ------------
in effect on the date of this Agreement.

1.18. Fair Market Value means, on any given date, the current fair market value
      -----------------
of Common Shares as determined pursuant to subsection (a) or (b) below.

     (a) While the Company is a Non-Public Company, Fair Market Value shall be determined by the Board using any reasonable method in good faith.

     (b) While the Company is a Public Company, Fair Market Value shall be determined as follows: if Common Shares are not listed on an established stock exchange, the Fair Market Value shall be the reported "closing "price of Common Shares in the New York over-the-counter market as reported by the National Association of Securities Dealers, Inc. If Common Shares are listed on an established stock exchange or exchanges, Fair Market Value shall be the highest closing price of Common Shares reported on that stock exchange or exchanges. If Common Shares were not traded on the date of reference, Fair Market Value shall be determined as of the next preceding day that Shares were traded.

1.19. Non-Public Company means a corporation that has never sold securities
      ------------------
pursuant to an effective registration statement on Form S-11 filed pursuant to the Securities Act of 1933, as amended.

1.20. Option means a share option granted under the Plan that entitles the
      ------
holder to purchase from the Company a stated number of Common Shares on the terms and conditions prescribed by the Plan.

1.21. Participant means an Employee, including an Employee who is a member of
      -----------
the Board, who satisfies the requirements of Article IV and who elects to receive an Option.

1.22. Plan means this amended and restated Prentiss Properties Trust Share
      ----
Purchase Plan. (As Amended and Restated Effective July 1, 2000).

1.23. Public Company means a corporation that has sold securities pursuant to an
      --------------
effective registration statement on Form S-11 filed pursuant to the Securities Act of 1933, as amended.

1.24. Trustee means a member of the Board.
      -------

                                   ARTICLE II.

                                    PURPOSES
                                    --------

     The Plan is intended to assist Employers in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Company and its related entities and to associate their interests with those of the Company and its shareholders. The proceeds received by the Company from the sale of Common Shares pursuant to this Plan shall be used for general business or corporate purposes.

                                  ARTICLE III.

                                 ADMINISTRATION
                                 --------------

     The Plan shall be administered by the Administrator. The Administrator shall have complete authority to interpret all provisions of this Plan; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final and conclusive. Neither the Administrator nor any member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Option. All expenses of administering this Plan shall be borne by the Company.

     The Committee, in its discretion, may delegate to one or more officers of the Company all or part of the Committee's authority and duties hereunder. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee's delegate or delegates that were consistent with the terms of the Plan.

                                   ARTICLE IV.

                                   ELIGIBILITY
                                   -----------

     Each Employee of an Employer is eligible to participate in this Plan. Trustees who are Employees may participate in this Plan. An Employee becomes a Participant by completing an Election Form in accordance with Section 5.01 and returning it to the Administrator (or to the person the Administrator designates to receive the Employee's Election Form) on or before the Election Date.

                                   ARTICLE V.

                             COMPENSATION DEDUCTIONS
                             -----------------------

5.01. Amount of Deduction. A payroll deduction shall be made from the
      -------------------
Compensation of each Participant for each payroll period. The amount of such deduction shall be the percentage specified by the Participant on his Election Form; provided that such percentage shall be in multiples of one percent and shall not exceed twenty percent (20%). A Participant may contribute to the Plan only by payroll deduction. A Participant's Election Form will continue to be effective, and amounts will be deducted from the Participant's Compensation, until the Election Form is changed in accordance with Section 5.03 or the Participant withdraws from the Plan or his participation otherwise ends in accordance with Article VIII.

5.02. Participant's Account. A record-keeping account shall be established for
      ---------------------
each Participant. All amounts deducted from a Participant's Compensation shall be credited to his account. No interest will be paid or credited to the account of any Participant.

5.03. Changes in Payroll Deductions. A Participant may discontinue his
      -----------------------------
participation in the Plan as provided in Section 8.01. A Participant may change the amount of his or her payroll deduction by submitting a new Election Form to the Administrator (or to the person the Administrator designates to receive the Participant's Election Form) prior to or on Election Date. Except as provided in
Section 8.01, a Participant's direction to change the percentage deduction specified on his Election Form shall be effective as of the first Date of Grant following the Election Date on which or immediately following the date that written notice of such change (either by revocation of participation or a new Election Form) is delivered to the Administrator (or to the person the Administrator designates to receive the Participant's Election Form).

                                   ARTICLE VI.

                                  OPTION GRANTS
                                  -------------

6.01. Number of Shares. Each Employee who is a Participant on a Date of Grant
      ----------------
shall be granted an option to purchase a number of Common Shares as of that Date of Grant. The number of Common Shares subject to such Option shall be determined by dividing the option price into the balance credited to the Participant's account as of the Date of Exercise next following the Date of Grant.

6.02. Option Price. The price per share for Common Shares purchased on the
      ------------
exercise of an Option shall be the lesser of (i) eighty-five percent (85%) of the Fair Market Value on the applicable Date of Grant or (ii) eighty-five percent (85%) of the Fair Market Value on the fifteenth day of the month in which the Date of Exercise occurs. The foregoing notwithstanding, however, with respect to Options granted under the Plan in the calendar year 2001 the Option price, as determined under the immediately preceding sentence, shall be determined by substituting "seventy-five percent (75%)" for "eighty-five percent (85%)" where it appears in such sentence; provided, however, that such lower price shall apply solely to the first $10,000 of payroll deductions made for each Participant in 2001, pursuant to Article V above.

6.03. Spending Limit. Notwithstanding Section 6.01, a Participant's purchases
      --------------
under the Plan may not, in any calendar year, exceed the lesser of (i) $25,000 or (ii) twenty percent (20%) of the Participant's Compensation for such calendar year.

                                  ARTICLE VII.

                               EXERCISE OF OPTION
                               ------------------

7.01. Automatic Exercise. Subject to the other provisions of the Plan, each
      ------------------
Option shall be exercised automatically as of the Date of Exercise next following the Option's Date of Grant for the number of whole Common Shares that may be purchased at the Option price for that option with the balance credited to the Participant's account.

7.02. Fractional Shares. Fractional shares will not be issued under the Plan.
      -----------------
Any amount remaining to the credit of the Participant's account after the exercise of an Option shall remain in the account and applied to the option price of the Option next granted if the Participant continues to participate in the Plan or, if he does not, shall be returned to the Participant.

7.03. Nontransferability. Each Option granted under this Plan shall be
      ------------------
nontransferable except by will or by the laws of descent and distribution. During the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

7.04. Employee Status. For purposes of determining whether an individual is
      ---------------
employed by an Employer, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

7.05. Vesting. Participant's interest in the Common Shares purchased upon the
      -------
exercise of his Option shall be immediately one hundred percent (100%) nonforfeitable. Subject to the provisions of Article XI, Common Shares purchased upon the exercise of an Option shall be transferable.

                                  ARTICLE VIII.

                    WITHDRAWAL AND TERMINATION OF EMPLOYMENT
                    ----------------------------------------

8.01. Generally. A Participant may withdraw the payroll deductions credited to
      ---------
his account under the Plan by giving written notice to that effect to the Administrator (or to the person the Administrator designates to receive such notice), at least thirty days prior to the next Date of Exercise. In that event, all of the payroll deductions credited to his account will be paid to him promptly after receipt of his notice of withdrawal and no further payroll deductions will be made from his Compensation until he submits a new Election Form to the Administrator (or to the person the Administrator designates to receive the Participant's Election Form). A Participant shall be deemed to have elected to withdraw from the Plan in accordance with this Section 8.03. if he ceases to be an Employee.

8.02. Subsequent Participation. A Participant who has withdrawn his account
      ------------------------
under Section 8.01 may submit a new Election Form to the Administrator (or to the person the Administrator designates to receive the Participant's Election
Form), and resume participation in the Plan as of any subsequent Date of Grant, provided that the Administrator receives his Election Form before the applicable Election Date.

8.03. Termination of Employment. If a Participant's employment with an Employer
      -------------------------
terminates for any reason other than death, his participation in the Plan shall cease as of the date of termination. The balance credited to the Participant's account as of the first day of the month following such termination of employment shall be paid to the Participant or, in the case of the Participant's death following his termination of employment, to his Beneficiary, as promptly as possible thereafter.

8.04. Death of Participant. If a Participant's employment with an Employer
      --------------------
terminates on account of the Participant's death, his Beneficiary may elect, by written notice received by the Administrator (or the person the Administrator designates to receive such notice), within thirty days of the Participant's death (but in all events before the Date of Exercise), to either (i) withdraw all of the payroll deductions credited to the Participant's account or (ii) to exercise the Option as of the Date of Exercise and receive whole Common Shares and cash representing the value of a fractional share in accordance with Section
7.02. If the Option is exercised, the number of Common Shares issuable to the Beneficiary shall be determined by dividing the option price into the payroll deductions credited to the Participant's account. If timely written notice of the Beneficiary's election is not received by the Administrator, the Beneficiary shall be deemed to have elected to exercise the option.

                                   ARTICLE IX.

                             SHARES SUBJECT TO PLAN
                             ----------------------

9.01. Shares Issued. Upon the exercise of any option the Company may deliver to
      -------------
the Participant (or the Participant's broker if the Participant so directs), Common Shares from its authorized but unissued Common Shares. The Company also may issue shares from its authorized but unissued Common Shares in accordance with Section 9.04. The holder of an

Option granted hereunder shall have none of the rights of a shareholder of the Company with respect to such Option until the purchase price is received by the Company and the shares are issued.

9.02. Aggregate Limit. The maximum aggregate number of Common Shares that may be
      ---------------
issued under this Plan pursuant to the exercise of options is 500,000 shares. The maximum aggregate number of shares that may be issued under this Plan shall be subject to adjustment as provided in Article X.

9.03. Reallocation of Shares. If an Option is terminated, in whole or in part,
      ----------------------
for any reason other than through its exercise, the number of Common Shares allocated to the Option or portion thereof may be reallocated to other Options to be granted under this Plan.

                                   ARTICLE X.

                     ADJUSTMENT UPON CHANGE IN COMMON SHARES
                     ---------------------------------------

     The maximum number of shares which may be issued under this Plan pursuant to Options and in accordance with Section 9.04 and the terms of outstanding Options shall be adjusted as the Committee shall determine to be equitably required in the event that (a) the Company (i) effects one or more recapitalizations, reorganizations, share dividends, share split-ups, subdivisions or consolidations of shares or (ii) engages in a transaction described in Section 424 of the Code or (b) there occurs any other event which, in the judgment of the Committee necessitates such action. Any determination made under this Article X by the Committee shall be final and conclusive.

     The issuance by the Company of shares of any class, or securities convertible into shares of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares which may be issued in accordance with Section 9.02 (or as to which Options may be granted) or the terms of outstanding Options.

                                   ARTICLE XI.

              COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES
              -----------------------------------------------------

     No Option shall be exercisable, no Common Shares shall be issued, no certificates for Common Shares shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Shares for which an Option is exercised may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations. No Option shall be exercisable, no

Common Shares shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.

                                  ARTICLE XII.

                               GENERAL PROVISIONS
                               ------------------

12.01. Effect on Employment and Service. Neither the adoption of this Plan, its
       --------------------------------
operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any individual any right to continue in the employ of an Employer or in any way affect any right and power of an Employer to terminate the employment of any individual at any time with or without assigning a reason therefor.

12.02. Unfunded Plan. The Plan, insofar as it provides for grants, shall be
       -------------
unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

12.03. Rules of Construction. Headings are given to the articles and sections of
       ---------------------
this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

12.04. Notice. Unless specifically required by the terms of this Plan, notice to
       ------
the Company's shareholders, the Participant, or any other person or entity of an action by the Board, the Committee, or the Administrator with respect to the Plan is not required before or after such action occurs.

                                  ARTICLE XIII.

                                    AMENDMENT
                                    ---------

     The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if the amendment increases the aggregate number of Common Shares that may be issued under the Plan or, effective for periods prior to July 1, 2001, the amendment either changes the class of individuals eligible to become Participants or increases the benefits that may be provided under the Plan. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Option outstanding at the time such amendment is made.

                                  ARTICLE XIV.

                                DURATION OF PLAN
                                ----------------

     No Option may be granted under this Plan more than ten years after the date this Plan is adopted by the Board. Options granted before that date shall remain valid in accordance with their terms.

                                   ARTICLE XV.

                             EFFECTIVE DATE OF PLAN
                             ----------------------

     Options may be granted under this Plan upon its adoption by the Board.